                                                                   EXHIBIT 10.15

Client Name
Convergent Group Corporation Agreement



                                    FORM OF

                                   AGREEMENT

                                    BETWEEN

                                [Name of Client]
                        _______________________________

                                      AND

                          CONVERGENT GROUP CORPORATION

                         (Reference No.______________)



This Agreement (hereinafter referred to as "Agreement") is made and entered into by and between _________________________ (hereinafter referred to as "CLIENT") and Convergent Group Corporation (hereinafter referred to as "CONSULTANT) for the sale of hardware manufactured by third parties hereto (hereinafter referred to as "Hardware"), the licensing and maintenance of Third-Party Software and Operating System Software (hereinafter referred to as "Software"), associated documentation (hereinafter referred to as "Documentation"), and professional Consultant Services required to provided technical and management consulting expertise to CLIENT for custom application software and custom application software systems as well as provide technical services related thereto as defined in Attachments, attached hereto and incorporated herein by this reference.

1. STATEMENT OF SERVICES - SCOPE OF WORK: CONSULTANT will provide project management, custom software, outage management, hardware/software selection requirements, mapping conversion selection requirements, maintenance, consulting and systems integration services as detailed in the Attachment
     A - Scope of Work.

     All Work shall be performed in accordance with sound and generally accepted professional practices and industry standards by professional, managerial, and administrative personnel fully qualified in the respective professional discipline required.

     CONSULTANT shall have the complete professional, managerial, or technical responsibility for the validity, accuracy, and reliability of the Work performed by CONSULTANT. CLIENT shall have the complete professional, managerial, or technical responsibility for the validity, accuracy, and reliability of the Work performed by CLIENT. Both parties will cooperate with each other and provide timely information and timely status to the other party regarding their development efforts in order to facilitate the success of the project by not delaying the Work performed by the other party.

2. PRICES: CONSULTANT charges for the purchase of Consulting Services, the Hardware, licensing of Software, and Documentation are specified in the Attachments. The prices set forth in such Attachments are exclusive of and CLIENT agrees to pay:

     (a) CONSULTANT charges for the purchase of Consulting Services requested by CLIENT or (ii) services required and charges incurred due to CLIENT failure to complete its site preparation prior to a mutually agreed schedule for delivery of Hardware and/or Software; and,

     (b) all taxes, however designated, paid or payable by CONSULTANT hereunder, exclusive of taxes based on the net income of CONSULTANT. If any charges under this Agreement are exempt from sales or use tax liability, CLIENT shall provide to CONSULTANT, upon execution of this Agreement, evidence of tax exemption acceptable to the relevant taxing authority.


Proprietary and Confidential                             Convergent Group/__P

Client Name
Convergent Group Corporation Agreement



     (c) freight and shipping charges that will be invoiced to CLIENT at a rate of one and one-half percent (1 1/2%) of the list price of each item of Hardware ordered hereunder.

3. PAYMENT TERMS: CONSULTANT charges for the Hardware (including the freight and shipping charges referenced above) and the licensed Software will be invoiced upon shipment and will be payable by the CLIENT within thirty (30) days from the date of invoice. All labor and services performed by the CONSULTANT shall be invoiced monthly on a percent task completion basis against a lump sum labor fee. All other charges will be invoiced when incurred and will be payable by the CLIENT within thirty (30) days from the date of invoice. CONSULTANT reserves the right to assess a late payment charge of one and one-half percent (1 1/2%) per month, or at the maximum rate permitted by law, whichever is less, on the unpaid balance of any amount past due.

4. CONSULTANT EMPLOYEES: CONSULTANT personnel shall be and will remain at all times, during this Agreement, employees of CONSULTANT. CLIENT shall not be responsible for any payments due CONSULTANT employees on account of, or in connection with, this Agreement.

     CONSULTANT employees assisting CLIENT under this Agreement who are found, in CLIENT's sole opinion to be unsatisfactory for services to be performed hereunder, shall be removed by CONSULTANT immediately upon receipt of written notice from CLIENT. Such employee shall be replaced with another CONSULTANT employee satisfactory to CLIENT as soon as possible.

5. NON-SOLICITATION OF EMPLOYEES: CLIENT agrees that CLIENT will not, during the term of this Agreement and for a period continuing for twenty-four (24) months after the expiration or termination of this Agreement for any reason, directly or indirectly solicit, influence, entice, or encourage any person who is then or had been within one (1) year of such action an employee of CONSULTANT to cease his or her relationship with CONSULTANT, or otherwise interfere with, disrupt, or attempt to disrupt any past, present, or prospective relationship, contractual or otherwise, between CONSULTANT and any of its employees.

     CLIENT further agrees that CLIENT will not, during the term of this Agreement and for a period continuing for twenty-four (24) months thereafter, hire or attempt to hire, whether as an employee, consultant, or otherwise any person who was employed by CONSULTANT at any time during the term of this Agreement.

     CLIENT acknowledges and agrees that the provisions of this section are essential to CONSULTANT and are reasonable and necessary to protect the legitimate interests of CONSULTANT and that the damages sustained by CONSULTANT as a result of a breach of the agreements contained herein will subject CONSULTANT to immediate, irreparable harm and damage, the amount of which, although substantial, could not be reasonably ascertainable, and that recovery of damages at law will not be an adequate remedy. Therefore, CLIENT agrees that CONSULTANT, in addition to any other remedy it may have under this Agreement or at law, shall be entitled to injunctive and other equitable relief to prevent or curtail any breach of any provision of this section. CLIENT waives any right to the posting of a bond in the event of an issuance of a temporary restraining order, preliminary injunction, or permanent injunction upon the issuance of said order by a court of competent jurisdiction.

     This section shall survive termination or expiration of this Agreement for any reason.

     If the scope of any restrictions contained in this section is too broad to permit enforcement of such restriction to its fullest extent, then such restriction shall be enforced to the maximum extent permitted by law and CLIENT hereby consents and agrees that the scope may be judicially modified in any proceeding brought to enforce such restriction.

Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement

6. INSURANCE: During the term of this Agreement for CONSULTANT services only, CONSULTANT shall provide and maintain at its own expense the following kinds of insurance with limits of liability as set forth below:

INSURANCE                              LIMITS OF LIABILITY
---------                              -------------------
Workmen's Compensation                 Statutory
Commercial General Liability           $2,000,000
Automobile Liability                   $1,000,000

     CONSULTANT agrees to provide CLIENT with a certificate of insurance evidencing the coverages required above and stating the policy numbers and inception and expiration dates of all policies. This certificate of insurance shall also provide for thirty (30) days' prior notice to the CLIENT in the event of cancellation of the policy.

7. INDEPENDENT CONTRACTOR STATUS: The parties to this Agreement are independent contractors, and none of the provisions of this Agreement shall be interpreted or deemed to create any relationship between such parties other than that of independent contractors. Nothing contained in this Agreement shall be construed to create a relationship of employer and employees, master and servant, principal and agent, or coventurers between CLIENT and CONSULTANT, between CLIENT and any employee of CONSULTANT, or between CONSULTANT and any employee of CLIENT. CLIENT shall have no right to control or direct the details, manner, or means by which CONSULTANT performs the services hereunder, provided that such services shall be performed to CLIENT's reasonable satisfaction. In performing such services, CONSULTANT shall have no control over or management authority with respect to the CLIENT or its operations.

8. SPECIAL CONDITIONS: The following conditions are incorporated into the understandings associated with this Agreement:

     (a) If the project scope of work is requested to be increased or changed by CLIENT in such a manner as to require additional labor or expenses and CONSULTANT agrees to such changes, the parties will adjust both scope and fees through a written Change Order to this Agreement.

     (b) CLIENT and CONSULTANT reserve the right to subsequently amend this Agreement to include additional services or associated products. Compensation for additional services or products will be as agreed by CLIENT and CONSULTANT and may be incorporated as Attachments to this Agreement. All work to be accomplished will be defined in written Change Orders approved by the parties. The Change Orders will define the objectives to be addressed, the scope of services to be provided, the products to be delivered, the schedule to be met, special considerations (as appropriate), and a Change Order price estimate or fixed fee. The CONSULTANT will be reimbursed as provided in the Change Order.

     (c) CONSULTANT's project team members will have the opportunity and authority to contact personnel at CLIENT directly in the performance of technical consulting duties.

     (d) Other terms and conditions may be added to this Agreement in the future by mutual written consent of both parties.

9. EQUAL EMPLOYMENT: In performing the services hereunder, CONSULTANT agrees to comply with all applicable local, state, and federal laws, regulations, and orders relating to fair and equal employment opportunity practices and policies.

Proprietary and Confidential                              Convergent Group/___P

Client Name
Convergent Group Corporation Agreement


10. SITE PREPARATION/DELIVERY/INSTALLATION: CLIENT shall prepare and maintain an installation site in accordance with the Hardware manufacturer's published specifications. Risk of loss to Hardware and Software shall pass to CLIENT upon delivery of same to the installation site.

     10.1 CONSULTANT or its authorized agent will install the Hardware and/or Software.

     10.2 The Hardware and/or Software will be deemed accepted when used by CLIENT in the ordinary course of its business, which includes production processing.

11. CONSULTANT TRAINING: Subject to a mutually agreed to schedule, CONSULTANT will provide training to the CLIENT in the use of the CONSULTANT Software listed in Attachment A -- Scope of Work. The extent of such training, number of CLIENT personnel to be trained, location of such training, and the appropriate price are reflected in the Attachments.

12. HARDWARE MAINTENANCE: CONSULTANT will provide Hardware maintenance to CLIENT for the applicable period provided by the Hardware manufacturer(s) in the purchase price of the Hardware; thereafter, maintenance shall be the responsibility of CLIENT who may contract directly with the Hardware manufacturer(s) or CLIENT may purchase maintenance services from CONSULTANT in accordance with the provisions of Attachment D hereto.

13. APPLICATION SOFTWARE MAINTENANCE: CONSULTANT will maintain the Custom Software identified in Attachment A -- Scope of Work hereto in accordance with mutually agreed upon maintenance provisions for the entire duration of this Agreement; thereafter, CLIENT may either terminate such maintenance coverage or may continue to purchase maintenance services from CONSULTANT in accordance with the provisions of Attachment D hereto.

14. WARRANTY AND DISCLAIMER: CONSULTANT warrants that on the Installation Date the Hardware will be free from defects in materials and workmanship and that the Software will perform substantially in compliance with the Documentation provided by CONSULTANT.

     CONSULTANT MAKES NO OTHER WARRANTIES OF ANY KIND EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT BY WAY OF LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE HARDWARE, SOFTWARE, DOCUMENTATION, TECHNICAL INFORMATION, AND TECHNICAL ASSISTANCE PROVIDED BY CONSULTANT PURSUANT TO THIS AGREEMENT.

15. LIMIT OF LIABILITY: CONSULTANT's liability arising out of its performance under this Agreement, with the exception of Section 17 -- Indemnity, shall be limited to claims directly attributable only to the failure of CONSULTANT's agents or employees to exercise the degree of skill and performance normally exercised by duly qualified persons performing similar functions. The amount of CONSULTANT'S liability shall not exceed the total amount of labor fees for services rendered under this Agreement. IN NO EVENT SHALL CONSULTANT, ITS EMPLOYEES OR AGENTS BE LIABLE FOR LOSS OF EARNINGS, LOSS OF PROFITS, LOSS OF INTEREST, JUDGMENTS, AWARDS, OR CONTRIBUTION THERETO, OR ANY OTHER SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGE, HOWEVER CAUSED.

16. LIMITATION OF MAINTENANCE REMEDIES: CONSULTANT'S entire liability and the CLIENT's exclusive remedy shall be that CONSULTANT will, pursuant to applicable maintenance provisions, restore the Hardware to working order if it should fail due to defects in materials and workmanship and correct the Application Software if it should fail to substantially conform to the Documentation provided by CONSULTANT, during the period in which CONSULTANT is providing maintenance

Proprietary and Confidential                               Convergent Group/___P
                                      -4-

Client Name
Convergent Group Corporation Agreement

     services in accordance with Sections 12 and 13 herein. However, if CONSULTANT is unable to cure such defects, as CLIENT's exclusive remedy, CONSULTANT will grant CLIENT a refund for the Hardware and/or Application Software involved, based upon its straight line depreciated value over the life of the product as determined by CONSULTANT and accept its return.

     16.1 CONSULTANT's entire liability for damages for any cause whatsoever, and regardless of the form of action, shall be limited to CLIENT's actual direct damages not to exceed the amount paid to CONSULTANT under this Agreement for the specific item that caused the damage or that is the subject matter of, or is directly related to, the cause of action. This limitation is not applicable to claims for patent, copyright, and trade secret infringement which claims are covered by
          Section 17.

     16.2 IN NO EVENT SHALL CONSULTANT, ITS OFFICERS, AGENTS, AND EMPLOYEES BE LIABLE UNDER OR IN CONNECTION WITH THIS AGREEMENT UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

17. INDEMNITY: CONSULTANT shall defend, at its expense, any action brought against CLIENT to the extent that it is based upon a claim that any Hardware, Software, or Documentation infringes a patent or copyright or violates any third-party trade secret or proprietary right and shall pay all costs and damages finally awarded against CLIENT, provided that CONSULTANT is given prompt written notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim.

     17.1 If any such action is brought, or in CONSULTANT's opinion is likely to be brought, then CONSULTANT may at its election (i) obtain for CLIENT the right to continue using the Hardware, Software, or Documentation;
          (ii) replace or modify such so that it becomes noninfringing; or (iii) if such remedies are not reasonably available, accept CLIENT's return of the Hardware, Software, or Documentation and grant CLIENT a refund for the Hardware, Software, or Documentation involved, based upon its straight line depreciated value over the life of the product as determined by CONSULTANT.

     17.2 CONSULTANT shall have no obligation under this section if the alleged infringement or violation is based upon the use of the Hardware, Software, or Documentation in combination with other hardware, software, or documentation not furnished by CONSULTANT or if such claim arises from CONSULTANT's compliance with CLIENT's designs, specifications, or instructions or from CLIENT's modification of the Hardware, Software, or Documentation.

     17.3 CONSULTANT shall have no liability for infringement of patents or copyrights, or violation of trade secrets or proprietary rights except as expressly provided in this section.

     17.4 Each party shall be responsible for willful misconduct and negligent acts or omissions of its agents and employees. Each party shall indemnify, hold harmless, and defend the other from and against all liabilities for bodily injury and property damage caused by the willful or negligent act or omission of the indemnifying party or its agents or employees. This section shall survive termination or expiration of this Agreement for any reason.

18. PATENTS AND INVENTIONS: The CONSULTANT has developed numerous proven proprietary materials that provide the methodologies for the development of the Deliverables. The use of these materials contributes to the cost-effectiveness of CONSULTANT services. CLIENT agrees that CONSULTANT shall own all such products, materials, and methodologies and that CLIENT shall have or obtain no rights in such proprietary products, materials, and methodologies except pursuant

Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement



          to a separate written agreement executed by the parties. CLIENT understands that CONSULTANT proprietary costs analysis and strategic planning models and facilities database models and designs or certain software products may be used under this Agreement, and CLIENT agrees not to exhibit, distribute, or otherwise disclose any such proprietary methods and materials to external or third parties without the prior approval in writing from CONSULTANT. The CONSULTANT shall continue to market, distribute, make derivative works from, and sell similar work to other companies without further notice to nor consent from CLIENT. Nothing in this Agreement shall restrict or prohibit CONSULTANT's right to use concepts, techniques, and know-how used or developed in the course of performing these services.

          CONSULTANT shall be the owner of copyright or other intellectual property rights in such Deliverable Products. CONSULTANT grants to CLIENT a perpetual, royalty-free license to reproduce and use, for CLIENT's internal purposes only, any materials developed for CLIENT related to this Agreement, not including Third-Party Software Licenses. CLIENT agrees not to exhibit, distribute, or otherwise disclose any proprietary software, methods, or materials to external or third parties without the prior approval in writing from CONSULTANT.

          19. TERMINATION: If either party shall at any time commit any material breach of any covenant or warranty under this Agreement (other than a breach of Section 9) and (i) shall fail to cure such breach within thirty (30) days of written notice of such breach or
          (ii) if it is not curable within thirty (30) days of written notice, shall fail to diligently commence to cure it within thirty (30) days of notice, the defaulted party may at its option, and in addition to any other remedies to which it is entitled, terminate this Agreement by written notice.

          19.1 Except as may be prohibited by the U.S. bankruptcy laws, in the event of either party's insolvency or inability to pay debts as they become due, voluntary or involuntary bankruptcy proceedings by or against a party hereto, or appointment of a receiver or assignee for the benefit of creditors, the other party may terminate this Agreement by written notice.

          19.2 CONSULTANT reserves the right to terminate this Agreement upon written notice to CLIENT if CLIENT fails to make full payment within ninety (90) days from date of invoice.

          19.3 All license rights granted, for which CLIENT has not made payment in full, shall cease upon any termination or cancellation of this Agreement. Within fifteen (15) days after termination of the license rights granted herein or termination or cancellation of this Agreement for any reason, CLIENT agrees to certify to CONSULTANT in writing that the original and all copies of the Software and Documentation, in any form, have been destroyed.

          19.4 If this Agreement is terminated after CONSULTANT has commenced any work, mobilization, or other off-site activities under this Agreement, CONSULTANT will be paid its actual incurred costs and legally committed accrued costs, determined in accordance with generally accepted accounting principles consistently applied, provided that if compensation under this Agreement is on a time and materials basis, CONSULTANT will be compensated at the quoted rates for time spent and materials purchased (or committed to be purchased) as of the date of termination plus any time reasonably required to demobilize CONSULTANT's services hereunder.

     20. CONFIDENTIALITY OF INFORMATION. The parties acknowledge that in the course of this Agreement they will have access to, and/or will be in possession of, Confidential Information of the other. "Confidential Information" shall mean information regarded by that party as confidential, including but not limited to, information relating to its past, present, or future research, development, or business affairs; future project purchases; any proprietary products, materials, or methodologies; all items prepared for and submitted to CLIENT in connection with work performed under this


Proprietary and Confidential                            Convergent Group/___P

Client Name
Convergent Group Corporation Agreement


     Agreement, including drafts and associated material; and any other information marked or, in the case of information verbally disclosed, verbally designated as confidential at the time of disclosure by that party.

     20.1 Each party shall hold in confidence, in the same manner as it holds its own confidential information of like kind, all Confidential Information of the other to which it may have access hereunder. Access to Confidential Information shall be restricted to those of the party's personnel with a need to know and engaged in a permitted use. CONSULTANT's deliverable products marked confidential shall neither be exhibited nor distributed in any way to parties external to CLIENT.

     20.2 The foregoing shall not prohibit or limit either party's use of information, including but not limited to, ideas, concepts, know-how, techniques, and methodologies which (i) are or become generally available to and known by the public (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party hereunder or its agents, representatives, or advisors), (ii) is or becomes available to it on a nonconfidential basis from a source other than the furnishing party or its affiliates, advisors, agents, or representatives, provided that such source is not and was not bound by a confidentiality agreement or other obligation of secrecy to the furnishing party, (iii) has already been or is hereafter independently acquired or developed by it without violating any confidentiality agreement or other obligation of secrecy to the furnishing party, or
          (iv) is required by law or regulation to be disclosed, provided, however, that it shall give the furnishing party reasonable advance notice of such requirement so that the furnishing party may seek appropriate legal relief against such disclosure.

     20.3 The parties hereto agree and acknowledge that any such Confidential Information shall be considered for all purposes confidential and privileged information under any local, state, or federal law and such Confidential Information shall not be released pursuant to an local, state, or federal act, law, or statute concerning "freedom of information."

     20.4 This section shall survive termination or expiration of this Agreement for any reason.

     20.5 CLIENT acknowledges and agrees that the provisions of this section are essential to CONSULTANT and are reasonable and necessary to protect the legitimate interest of CONSULTANT and that the damages sustained by CONSULTANT as a result of a breach of the agreements contained herein will subject CONSULTANT to immediate, irreparable harm and damage, the amount of which, although substantial, could not be reasonably ascertainable, and that recovery of damages at law will not be an adequate remedy. Therefore, CLIENT agrees that CONSULTANT, in addition to any other remedy it may have under this Agreement or at law, shall be entitled to injunctive and other equitable relief to prevent or curtail any breach of any provision of this section. CLIENT waives any right to the posting of a bond in the event of an issuance of a temporary restraining order, preliminary injunction, or permanent injunction upon the issuance of said order by a court of competent jurisdiction.

21. RETURN OF INFORMATION: Upon termination or expiration of this Agreement for any reason, CONSULTANT shall return to CLIENT any confidential information or proprietary information belonging to CLIENT which is in the CONSULTANT's possession, except that CONSULTANT shall be entitled to retain a duplicate set of any deliverable products created in connection with this Agreement.

     Upon termination or expiration of this Agreement for any reason, CLIENT shall return to CONSULTANT any confidential information or proprietary information belonging to CONSULTANT which is in the CLIENT's possession, except that CLIENT shall be entitled to retain


Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement


     a duplicate set of any deliverable products created in connection with this Agreement. This section shall survive termination or expiration of this Agreement for any reason.

22. GOVERNING LAW: This Agreement will be governed by the laws of the State of Colorado without regard to the conflicts of laws principles of such state.

23. ENFORCEMENT EXPENSES: In the event of a breach or threatened breach of any term or provision of this Agreement, the nonbreaching party shall be entitled to all of its remedies available at law or in equity and, in addition, shall be entitled to be reimbursed for all of its costs and expenses in enforcing this Agreement, including but not limited to, reasonable attorney's fees. This section shall survive termination or expiration of this Agreement for any reason.

24. CAPTIONS AND HEADINGS: The captions and headings herein are for convenience only and in no way shall be used in the interpretation or construction of this Agreement.

25. WAIVER OF COMPLIANCE: Any failure by any party hereto to enforce at any time any term or condition of this Agreement shall not be considered a waiver of that party's right to later enforce each and every term and condition hereof.

26. NOTICES: Any notice required or permitted to be made or given to either party hereto will be sufficiently made or given on the date of receipt or on the refusal date as specified on the return receipt in the case of overnight courier or certified mail, if sent to such party as its address set forth below, or such other address as it shall designate by written notice to the other party. Notice shall be deemed given on the date of delivery in the case of personal delivery.

     CLIENT:





     Attn:

     Telephone:
     Facsimile:

     CONSULTANT:

     Convergent Group
     6399 S. Fiddler's Green Cr., Suite 600
     Englewood, Colorado 80111

     Attn: Glenn E. Montgomery, CEO

     Telephone: (303) 741-8400
     Facsimile: (303) 741-8401

27. SEVERABILITY: If any provision of this Agreement or the application thereof to any party or circumstance shall be declared invalid, illegal, or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event, the parties shall use their best efforts to replace the invalid or unenforceable provision with provision that, to the

Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement


     extent permitted by applicable law, achieves the purposes intended under the invalid or unenforceable provision.

28. DISPUTE RESOLUTION ARBITRATION: Any and all disputes arising out of or in connection with the execution, interpretation, performance, or nonperformance of this Agreement or any other certificate, agreement, or other instrument between, involving, or affecting the parties (including the validity, scope, and enforceability of this arbitration agreement) shall be solely and finally settled by a single arbitrator in accordance with the Commercial Rules of the American Arbitration Association (the "Rules"); provided, however, that in the event of conflict between the Rules and the terms of this Agreement, the terms of this Agreement shall govern. The place of arbitration shall be Englewood, Colorado, and the law applicable to the arbitration procedure shall be the Federal Arbitration Act (9 USC P2). To commence arbitration of any such dispute, the party desiring arbitration shall notify the other party in writing in accordance with the Rules. In the event that the parties fail to agree on the selection of an arbitrator within fifteen (15) days after the delivery of such notice, the arbitrator shall be selected by the American Arbitration Association upon the request of either party.

     The parties agree that the award of the arbitrator shall (1) be the sole and exclusive remedy between them regarding any claims, counterclaims, or issues presented to the arbitrator; (2) be final and subject to no judicial review; and (3) be made and shall promptly be payable in U.S. dollars free of any tax, deduction, or offset. The parties further agree that any costs, fees, or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The parties hereto agree that judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the parties or their assets.

     Each party shall, except as otherwise provided herein, be responsible for its own expenses, including legal fees, incurred in the course of any arbitration proceedings. The fees of the arbitrator shall be divided evenly between the parties.

     CONSULTANT shall carry on and be paid for the services not in dispute and maintain the schedule for services during any arbitration or litigation proceedings, unless otherwise agreed by CONSULTANT and CLIENT in writing.

29.  ATTACHMENTS:

     Attachment A:    Scope of Work
     Attachment B:    Pricing and Billing
     Attachment C:    Schedule

30. GENERAL: This Agreement, and any license granted therein, may not be assigned or transferred by CLIENT, in whole or in part, either voluntarily or by operation of law, without the prior written consent of CONSULTANT.

     30.1 The failure of either party to exercise any of its rights or to enforce any of the provisions of this Agreement on any occasion shall not be a waiver of such right or provision, nor affect the right of such party thereafter to enforce each and every provision of this Agreement.

     30.2 Prior to delivery, CONSULTANT reserves the right, at no additional charge to CLIENT, to make substitutions and modifications in the design and/or specifications of Hardware, Software, or Documentation provided hereunder; provided that such substitutions or modifications do not materially and adversely affect performance or function.

     30.3 Neither party shall be liable for any delay in or failure of performance due to any cause or condition beyond its reasonable control, whether foreseeable or not.


Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement


     30.4 Neither party shall issue any news release, public announcement, or advertisement of any portion of the content of this Agreement without the prior written consent of the other party.

     30.5 No action, regardless of form, may be brought by either party more than two (2) years after the cause of action has accrued or, in the case of any action for nonpayment, more than two (2) years from the date the last payment was due.

     30.6 There shall be no export of any Hardware, Software, or Documentation provided hereunder without (a) the express written consent of CONSULTANT and (b) CLIENT obtaining any required prior authorizations from the U.S. Department of Commerce or other applicable authority. Diversion contrary to U.S. law is prohibited.

     30.7 This Agreement and the Attachments hereto constitute the entire agreement between the parties and shall supersede all proposals or prior agreements, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. If CLIENT issues a purchase order, memorandum, or other instruments covering the goods or services provided under this Agreement, it is agreed that such document is for CLIENT's internal purposes only unless it is accepted in writing by CONSULTANT, in which case all terms and conditions contained therein which are additional to or inconsistent with this Agreement shall be of no force and effect. The Agreement shall not be varied other than by an instrument in writing of subsequent date hereto, executed by the duly authorized representative of both parties. The Agreement shall be construed in accordance with, and its performance governed by, the laws of the State of Colorado excluding its laws on conflict of law.

IN WITNESS WHEREOF, the parties have executed this Agreement effective the ____ day of ____, 2000.


CLIENT:
       --------------------------

Customer Name
             ------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

City                               State                       Zip Code
    ------------------------------      -------------------            --------

By
  ---------------------------------- (Authorized Signature)

Name
    ---------------------------------------------------------------------------

Title
     --------------------------------------------------------------------------

Date
    ---------------------------------------------------------------------------






Proprietary and Confidential                               Convergent Group/___P

Client Name
Convergent Group Corporation Agreement



Received by:

CONVERGENT GROUP

By
  ------------------------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------




Proprietary and Confidential                         Convergent Group/____P